SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

On August 14, 2003, the Registrant announced, among other things, that it has filed its Form 10-Q for the three and six months ended June 30, 2003.

The Registrant announced that it will hold a conference call to announce its financial results for the quarter ended June 30, 2003 on August 20, 2003, at 4pm (Central Time).

A copy of the press release is attached to this Report as Exhibit 99.1.

The information required by Form 8-K, Item 12 – Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ NANCY A. RICHARDSON
Nancy A. Richardson Chief Financial Officer, General Counsel and Secretary

Date: August 15, 2003

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Registrant’s press release issued on August 14, 2003, that relates to, among other things, the filing of its Form 10-Q for the three and six months ended June 30, 2003.	4